UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13
or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-16159

Delaware	52-2211537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

901 N. Glebe Road

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

(703) 258-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

See Item 5.02 (which hereby is incorporated by reference).

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)                                 Watson Wyatt Worldwide, Inc. announced today that Carl Mautz intends to retire from the position of vice president and chief financial officer at the end of August 2008, after completing the financial results of the current fiscal year and financial plan for fiscal year 2009.

(e)                                  In connection with Mr. Mautz’s retirement, the Compensation Committee, pursuant to the fiscal 2007 and fiscal 2008 Performance Share Bonus Incentive Programs, fully vested the performance shares of Mr. Mautz.

This Form 8-K incorporates by reference the press release announcing Mr. Mautz’s retirement, filed as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits.      The following exhibit is furnished with this report:

99.1	Press Release dated February 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.

Date: February 7, 2008	/s/ Walter W. Bardenwerper
Walter W. Bardenwerper
Vice President and General Counsel